UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
April 5, 2007
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-110616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
The Shaw Group Inc., a Louisiana corporation, (the “Company”), is filing this Amendment to the Current Report on Form 8-K to amend the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission, (the “SEC”), on April 5, 2007, to include a no disagreement letter from the Company’s former independent registered public accounting firm, Ernst & Young LLP, (“E&Y”), and to include certain additional information set forth below.
Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)	Previous Independent Registered Public Accounting Firm
In our Current Report on Form 8-K filed on April 5, 2007, we disclosed the effectiveness of the resignation of our independent registered public accounting firm, E&Y, as of April 2, 2007.
We provided E&Y with a copy of our disclosures relating to E&Y’s resignation as set forth in Item 4.01 of our Form 8-K filed on April 5, 2007, and requested that E&Y promptly furnish a letter stating whether or not it agreed with those disclosures. We are filing this amendment to that Form 8-K to provide a copy of the letter received from E&Y, which is attached hereto as Exhibit 16 and incorporated herein by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As previously reported in the Form 8-K amended hereby, the Company is conducting an independent review to determine the actual amount and reporting periods that may be affected by a potential error in the estimated costs of an ongoing project identified by the Company.
On April 3, 2007, the Audit Committee of the Board of Directors of the Company, based upon the recommendation of Company management, concluded that the Company’s previously issued financial statements and any related reports of its independent registered public accounting firm for the fiscal quarter ended November 30, 2006, should no longer be relied upon, and that the Company’s earnings and press releases and similar communications should no longer be relied upon to the extent that they relate to these financial statements.
The Audit Committee of the Board of Directors of the Company as well as authorized officers of the Company had discussed the matters disclosed in the Current Report on Form 8-K with both E&Y and KPMG, LLP, (“KPMG”), the Company’s former and current independent registered public accounting firms, respectively.
The Company expects to file any required restated financial statements within 45 to 90 days from its normal filing requirement date of April 9, 2007, for its second quarter ended February 28, 2007; however, in the event reporting periods in the second half of fiscal 2006 require restatement, the delay may be longer.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is filed as an Exhibit 16 to this Current Report on Form 8-K/A.
16	Letter from Ernst & Young LLP dated April 5, 2007, addressed to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date:	April 11, 2007	By:	/s/ Robert L. Belk

Robert L. Belk, Executive Vice President and Chief Financial Officer

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K/A
April 5, 2007

Exhibit Number	Description

16	Letter from Ernst & Young LLP dated April 5, 2007, addressed to the Securities and Exchange Commission